UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1) CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 6, 2021

LM FUNDING AMERICA, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-37605 (Commission File Number)	47-3844457 (IRS Employer Identification No.)

1200 West Platt Street, Suite 1000 Tampa, Florida 33606 (Address of principal executive offices, including zip code) (813) 222-8996 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol	Name of each exchange on which registered
Common Stock par value $0.001 per share	LMFA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Form 8-K/A (Amendment No. 1) is being filed to correct an inadvertent error in the first paragraph of Item 1.01 of the Form 8-K filed on October 6, 2021 (the “Original 8-K”).  The first paragraph of Item 1.01 of the Original 8-K referred to a “$6.3 million” purchase price, which has been corrected to “$25.3 million”.  In addition, language has been added to such paragraph to clarify that the 25% deposit referenced therein is non-refundable.  No other changes to the Original 8-K are being made by this Form 8-K/A (Amendment No. 1).

Item 1.01    Entry into Material Definitive Agreement.

On October 6, 2021, LM Funding America, Inc. (the “Company”) entered into a sale and purchase agreement (the “Purchase Agreement”) with Bitmain Technologies Limited (“Seller”) pursuant to which the Company agreed to purchase, and Seller agreed to supply to the Company, an aggregate of 4,044 Bitcoin S19J Pro Antminer cryptocurrency mining machines for an aggregate purchase price of $25.3 million (the “Mining Machines”).  The Purchase Agreement provides for delivery of the Mining Machines in batches over an estimated delivery timeframe starting in April 2022 and continuing through September 2022.  The Purchase Agreement requires the Company to pay $6.3 million or 25% of the total purchase price as a non-refundable deposit for the Mining Machines within 7 days of the date of the signing of the Purchase Agreement, and additional 35% of the batch price at least 6 months prior to shipment of such batch, and the remaining 40% of each batch price one month prior to the shipment of the batch.  The Purchase Agreement contains other customary terms, provisions, and conditions.

On October 6, 2021, US Digital Mining and Hosting Co. LLC, a wholly owned subsidiary of the Company formed to hold the Company’s cryptocurrency mining business (“US Digital”), entered into a sale and purchase agreement (the “Uptime Purchase Agreement”) with Uptime Armory LLC (“Uptime”) pursuant to which US Digital agreed to purchase, and Uptimeagreed to supply to US Digital, an aggregate of 18 modified 40-foot cargo containers (“POD5ive containers”) that will be designed to hold and operate 280 S19 Pro Antminers manufactured by Bitmain. The purchase price of the POD5ive containers totals $3,125,000 of which 75% is due as a down payment within 7 business days of the effective date and the remaining 25% is due within five business days after US Digital delivers a “notice of completion” of the equipment. The Uptime Purchase Agreement contains other customary terms, provisions, and conditions.

US Digital also entered into a hosting agreement (“Hosting Agreement”) with Uptime Hosting LLC to host the Company’s 18 POD5ive containers at a secure location and provide power, maintenance and other services specified in the contract for 6 cents per kilowatt with a term of one year.

The foregoing descriptions of the Purchase Agreement, Uptime Purchase Agreement, and Hosting Agreement (the “Agreements”) are summary in nature and therefore necessarily incomplete, and such description is qualified by reference to the full text of such agreements, copies of which are attached as Exhibits 10.1, 10.2, and 10.3 to this Current Report on Form 8-K.

Item 7.01    Regulation FD.

On October 6, 2021, the Company issued a press release announcing the Agreements. The press release is furnished as Exhibit 99.1 and incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished, shall not be deemed “filed” for any purpose, and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

10.1	Non-Fixed Price Sales and Purchase Agreement, dated October 6, 2021, between LM Funding America, Inc. and Bitmain Technologies Limited.
10.2	Sale and Purchase Agreement, dated October 6, 2021, between US Digital Mining and Hosting Co. LLC and Uptime Armory LLC.
10.3	Hosting Agreement, dated October 6, 2021, between US Digital Mining and Hosting Co. LLC and Uptime Hosting LLC.
99.1	Press release issued October 6, 2021

EX-104   Cover Page Interactive Data File (embedded within the Inline XBRL document)

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Forward-Looking Statements

This Current Report on Form 8-K may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  These statements involve risks and uncertainty. Words such as “anticipate,” “estimate,” “expect,” “intend,” “plan,” and “project” and other similar words and expressions are intended to signify forward-looking statements.  Forward-looking statements are not guarantees of future results and conditions but rather are subject to various risks and uncertainties.  Such statements are based on the Company’s current expectations and are subject to a number of risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Investors are cautioned that there can be no assurance actual results or business conditions will not differ materially from those projected or suggested in such forward-looking statements as a result of various risks and uncertainties.   Investors should refer to the risks detailed from time to time in the reports the Company files with the SEC, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, as well as other filings on Form 10-Q and periodic filings on Form 8-K, for additional factors that could cause actual results to differ materially from those stated or implied by such forward-looking statements. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, unless required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LM Funding America, Inc.
	By:	/s/ Richard Russell Richard Russell Chief Financial Officer
Dated: October 8, 2021